 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 3, 2014

Dolphin Digital Media, Inc.
(Exact Name of Registrant as Specified in its Charter)

Florida	0-50621	86-0787790
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2151 Le Jeune Road, Suite 150-Mezzanine Coral Gables, FL	33134
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 774-0407

Registrant’s facsimile number, including area code: (954) 774-0405

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On December 3, 2014, Dolphin Digital Media, Inc. (the “Company”) held a 2014 Special Meeting of Stockholders.  At the 2014 Special Meeting of Stockholders, the stockholders voted on (i) the election of five director nominees (Proposal 1) and (ii) the approval of the change of the Company’s state of incorporation from Nevada to Florida (Proposal 2).   The results of the vote are set forth below.

Proposal 1

The stockholders voted in favor of the election of the following director nominees for a term of office expiring at the 2015 Annual Meeting of Stockholders or until their successors are elected and qualified.

	For	Withheld	Broker Non-Vote
William O’Dowd, IV	44,728,772	3,500	—
Michael Espensen	44,728,772	3,500	—
Nelson Famadas	44,728,772	3,500	—
Mirta Negrini	44,728,772	3,500	—
Nicholas Stanham	44,728,772	3,500	—

Proposal 2

The stockholders approved the change of the Company’s state of incorporation from Nevada to Florida.

For	Against	Abstain	Broker Non-Vote
44,728,772	—	3,500	—

Item 5.03  Amendments to Articles of Incorporation or Bylaws.

The Board of Directors recommended and on December 3, 2014, the stockholders approved the proposal to change the Company’s state of incorporation from Nevada to Florida (the “Reincorporation”).  As a result of the Reincorporation, the rights of stockholders which were governed by Nevada law are now governed by Florida law. Certain differences in the rights of stockholders arise from distinctions between Nevada and Florida law. These differences are more fully described in the section entitled “Proposal 2—Change of the Company’s State of Incorporation from Nevada to Florida, Comparison of the Company’s Stockholders’ Rights Before and After the Reincorporation” beginning on page 20 of the Company’s proxy statement filed with the Securities and Exchange Commission on November 18, 2014, which section is incorporated herein by reference.  The differences between Nevada law and Florida law have resulted in changes in the Company’s Articles of Incorporation and Bylaws, which changes were approved by the Company’s stockholders upon approval of the Reincorporation Proposal, and became effective on December 3, 2014.  Copies of the Company’s Articles of Incorporation and Bylaws, each as amended, are attached hereto as Exhibit 3.1 and 3.2, respectively, and are hereby incorporated by reference.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Articles of Incorporation of Dolphin Digital Media, Inc., dated December 3, 2014.

3.2	Bylaws of Dolphin Digital Media, Inc., dated December 3, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLPHIN DIGITAL MEDIA, INC.

Date: December 5, 2014	By:	/s/ Mirta A. Negrini
Mirta A. Negrini
Chief Financial and Operating Officer